EXHIBIT 10.29
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                               AMENDMENT TO
               CARRIER TRANSPORT SWITCHED SERVICES AGREEMENT

THIS AMENDMENT (the "Amendment") is made by SPRINT COMMUNICATIONS COMPANY L.P. ("Sprint") and AmeriConnect, Inc. ("Customer"), to that certain Carrier Transport Switched Services Agreement which was executed on or about 7/28/95 (the "Agreement"). Sprint and Customer are "Parties" hereto.

In consideration of the mutual promises contained herein, the Parties amend the Agreement as follows:

1. The following Attachments, or parts of an Attachment, are stricken from the Agreement in their entirety. Each Attachment, or part of an Attachment, so stricken shall be replaced as part of the Agreement with the attachment to this Amendment that bears the same title or heading.

   * Attachment D-2

   * Attachment D-4

2. If this Amendment is executed by Sprint prior to the first day of the month, then the Amendment shall become effective on the first day of the following month; otherwise, the Amendment shall become effective the first day of the second month following the month in which it is executed by Sprint.

3. All other terms and conditions of the Agreement shall remain in full force and effect.

EXECUTED and made effective as provided herein.


AMERICONNECT, INC.           SPRINT COMMUNICATIONS COMPANY, L.P.


By:  /s/ Robert R. Kaemmer   By:  /s/ Patti Manuel
     Robert R. Kaemmer           Patti Manuel

Title:  President             Vice President - BSG

Date:  10/30/95               Date:  10/30/95




                SPRINT PROPRIETARY INFORMATION - RESTRICTED
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                              Attachment D-2

              INTERSTATE ADJUSTMENT BASE RATES AND DISCOUNTS

                         BASE RATES                    BASE RATES

                      Day     Evening N/W             Day     Evening N/W
Service         State ($/min) ($/min) ($/min)   State ($/min) ($/min) ($/min)

FONline 800 and
FONCARD












             IL       [   *       *      *    ]

















* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.


                     Sprint Proprietary Information -
                                RESTRICTED

                              Attachment D-4

              INTERSTATE ADJUSTMENT BASE RATES AND DISCOUNTS

                         BASE RATES                    BASE RATES

                      Day     Evening N/W             Day     Evening N/W
Service         State ($/min) ($/min) ($/min)   State ($/min) ($/min) ($/min)

Carrier Ultra
    800 &
  ULTRA 800
    NET EXT












                IL  [   *      *       *   ]
















* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.



                     Sprint Proprietary Information -
                                RESTRICTED